UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22441

John Hancock Diversified Income Fund (formerly John Hancock Hedged Equity & Income Fund)

(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116 (Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE

TREASURER

200 BERKELEY STREET

BOSTON, MA 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 543-9634

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

ITEM 1. REPORT TO STOCKHOLDERS.

Semiannual report
John Hancock
Diversified Income Fund (Formerly John Hancock Hedged Equity & Income Fund)
Closed-end international equity
Ticker: HEQ
June 30, 2025

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund currently makes quarterly distributions of an amount equal to $0.2500 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the fund’s Plan. The fund’s total return at net asset value (NAV) is presented in the "Financial highlights" section.
With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income-tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with "yield" or "income".

John Hancock
Diversified Income Fund

2	Your fund at a glance
3	Portfolio summary
5	Fund’s investments
28	Financial statements
31	Financial highlights
32	Notes to financial statements
42	Investment objective, principal investment strategies, and principal risks
45	Additional information
46	Shareholder meeting
47	Evaluation of advisory and subadvisory agreements by the Board of Trustees
54	More information
SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/2025 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
2	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT

Portfolio summary
SECTOR COMPOSITION AS OF 6/30/2025 (% of net assets)

TOP 10 HOLDINGS AS OF 6/30/2025 (% of net assets)
JPMorgan Chase & Co.	1.1
Iberdrola SA	1.1
Exxon Mobil Corp.	0.9
IBM Corp.	0.9
Cisco Systems, Inc.	0.8
Philip Morris International, Inc.	0.8
Terna - Rete Elettrica Nazionale	0.7
Stockland	0.7
Texas Instruments, Inc.	0.7
National Grid PLC	0.6
TOTAL	8.3
Cash and short-term investments are not included.

SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	3

COUNTRY COMPOSITION AS OF 6/30/2025 (% of net assets)
United States	54.4
China	4.2
United Kingdom	4.2
France	3.4
Spain	3.2
Japan	3.1
Cayman Islands	2.9
Taiwan	2.8
Netherlands	2.4
Germany	2.2
Other countries	17.2
TOTAL	100.0
4	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT

Fund’s investments
AS OF 6-30-25 (unaudited)
	Shares	Value
Common stocks 58.0%		$83,152,240
(Cost $82,026,639)
Communication services 4.3%		6,127,875
Diversified telecommunication services 2.8%
AT&T, Inc.	5,768	166,926
Chunghwa Telecom Company, Ltd., ADR	15,087	703,205
Hellenic Telecommunications Organization SA	35,035	666,193
Koninklijke KPN NV	139,100	678,556
Singapore Telecommunications, Ltd.	213,957	645,035
Swisscom AG	201	142,728
Telenor ASA	8,128	126,571
Verizon Communications, Inc.	21,069	911,656
Media 0.8%
Focus Media Information Technology Company, Ltd., Class A	653,332	665,938
Omnicom Group, Inc.	4,073	293,012
The Interpublic Group of Companies, Inc.	5,861	143,477
Wireless telecommunication services 0.7%
Taiwan Mobile Company, Ltd.	169,912	668,613
Vodacom Group, Ltd.	40,778	315,965
Consumer discretionary 2.5%		3,604,595
Automobiles 0.7%
BYD Company, Ltd., H Shares	3,660	56,986
Ford Motor Company	7,818	84,825
Honda Motor Company, Ltd.	29,855	287,887
Mercedes-Benz Group AG	2,087	121,589
Toyota Motor Corp.	26,011	447,987
Distributors 0.2%
Genuine Parts Company	2,391	290,052
Hotels, restaurants and leisure 0.7%
Evolution AB (A)	712	56,549
McDonald’s Corp.	1,235	360,830
OPAP SA	23,422	531,111
Household durables 0.4%
Garmin, Ltd.	539	112,500
Sekisui House, Ltd.	23,882	525,627
Leisure products 0.2%
Sankyo Company, Ltd.	16,273	301,193
Specialty retail 0.3%
Pop Mart International Group, Ltd. (A)	2,786	94,917
The Home Depot, Inc.	907	332,542
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	5

	Shares	Value
Consumer staples 5.4%		$7,714,481
Beverages 0.6%
PepsiCo, Inc.	2,966	391,631
The Coca-Cola Company	6,875	486,406
Food products 2.7%
Conagra Brands, Inc.	16,100	329,567
General Mills, Inc.	6,662	345,158
Indofood Sukses Makmur Tbk PT	1,407,248	704,651
Inner Mongolia Yili Industrial Group Company, Ltd., Class A	155,928	607,078
JDE Peet’s NV	24,064	687,378
Nestle SA	1,633	162,363
The Campbell’s Company	12,052	369,394
The J.M. Smucker Company	574	56,367
The Kraft Heinz Company	20,029	517,149
Household products 0.4%
Kimberly-Clark Corp.	457	58,916
The Procter & Gamble Company	3,124	497,716
Personal care products 0.1%
Unilever PLC	3,124	190,646
Tobacco 1.6%
Altria Group, Inc.	13,134	770,046
British American Tobacco PLC	7,740	368,008
Philip Morris International, Inc.	6,435	1,172,007
Energy 3.1%		4,499,164
Energy equipment and services 0.2%
Baker Hughes Company	6,338	242,999
Oil, gas and consumable fuels 2.9%
Aker BP ASA	2,742	70,070
Chevron Corp.	5,712	817,901
Coal India, Ltd.	54,227	247,940
Coterra Energy, Inc.	2,501	63,475
Eni SpA	10,139	163,787
EOG Resources, Inc.	1,585	189,582
Exxon Mobil Corp.	11,460	1,235,388
ONEOK, Inc.	7,879	643,163
ORLEN SA	19,937	454,394
TotalEnergies SE	6,061	370,465
Financials 14.6%		20,931,387
Banks 6.6%
ANZ Group Holdings, Ltd.	3,366	64,549
Banco Bilbao Vizcaya Argentaria SA	12,586	193,803
Bank Mandiri Persero Tbk PT	207,666	62,380
6	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Bank of Baroda	236,344	$685,018
CaixaBank SA	12,911	111,871
China Merchants Bank Company, Ltd., Class A	107,517	689,821
E.Sun Financial Holding Company, Ltd.	607,533	682,912
Huntington Bancshares, Inc.	7,596	127,309
JPMorgan Chase & Co.	5,366	1,555,649
KeyCorp	13,860	241,441
Lloyds Banking Group PLC	639,899	672,864
M&T Bank Corp.	2,183	423,480
Mizuho Financial Group, Inc.	7,302	202,703
Powszechna Kasa Oszczednosci Bank Polski SA	3,901	81,511
Regions Financial Corp.	2,981	70,113
Sberbank of Russia PJSC, ADR (B)(C)	3,353	0
Shanghai Pudong Development Bank Company, Ltd., Class A	345,000	668,632
Standard Bank Group, Ltd.	10,577	135,805
The Shanghai Commercial & Savings Bank, Ltd.	419,988	666,733
The Toronto-Dominion Bank	9,085	668,224
Truist Financial Corp.	15,543	668,194
U.S. Bancorp	14,365	650,016
VTB Bank PJSC, GDR (B)(C)	55,420	0
Wells Fargo & Company	893	71,547
Capital markets 2.6%
Ares Management Corp., Class A	2,500	433,000
BlackRock, Inc.	449	471,113
CME Group, Inc.	2,218	611,325
Deutsche Bank AG	24,139	715,611
Franklin Resources, Inc.	31,020	739,827
T. Rowe Price Group, Inc.	7,111	686,212
The Blackstone Group, Inc.	827	123,703
Financial services 0.4%
Apollo Global Management, Inc.	456	64,693
FirstRand, Ltd.	99,317	424,564
Insurance 4.8%
Admiral Group PLC	8,569	384,804
Allianz SE	2,160	876,600
AXA SA	15,918	781,654
CNA Financial Corp.	9,304	432,915
Generali	7,467	265,612
Gjensidige Forsikring ASA	6,860	173,901
Legal & General Group PLC	97,639	341,632
MS&AD Insurance Group Holdings, Inc.	10,796	241,351
Muenchener Rueckversicherungs-Gesellschaft AG	607	394,146
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	7

	Shares	Value
Financials (continued)
Insurance (continued)
New China Life Insurance Company, Ltd., H Shares	128,212	$702,057
Phoenix Group Holdings PLC	30,413	275,150
Prudential Financial, Inc.	1,129	121,300
Sanlam, Ltd.	70,922	355,294
Suncorp Group, Ltd.	6,065	86,436
Swiss Life Holding AG	193	195,386
Swiss Re AG	1,255	217,099
Tokio Marine Holdings, Inc.	10,106	428,303
Tryg A/S	8,545	220,898
Zurich Insurance Group AG	613	428,930
Mortgage real estate investment trusts 0.2%
Annaly Capital Management, Inc.	18,241	343,296
Health care 3.7%		5,362,925
Biotechnology 0.8%
AbbVie, Inc.	3,786	702,757
Amgen, Inc.	549	153,286
Gilead Sciences, Inc.	2,393	265,312
Health care equipment and supplies 0.1%
Medtronic PLC	1,121	97,718
Health care providers and services 0.2%
CVS Health Corp.	5,418	373,734
Pharmaceuticals 2.6%
Bristol-Myers Squibb Company	10,670	493,914
Johnson & Johnson	5,145	785,899
Merck & Company, Inc.	8,399	664,865
Novo Nordisk A/S, Class B	3,364	233,105
Pfizer, Inc.	36,625	887,790
Roche Holding AG	1,793	585,270
Sanofi SA	1,232	119,275
Industrials 4.7%		6,729,470
Aerospace and defense 0.2%
BAE Systems PLC	2,734	70,955
Lockheed Martin Corp.	373	172,751
Air freight and logistics 0.2%
United Parcel Service, Inc., Class B	3,210	324,017
Construction and engineering 1.2%
ACS Actividades de Construccion y Servicios SA	9,653	670,957
Bouygues SA	13,715	620,257
Vinci SA	2,562	377,819
8	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Electrical equipment 0.1%
Emerson Electric Company	617	$82,265
Industrial conglomerates 0.7%
Metlen Energy & Metals SA	12,881	698,282
Siemens AG	1,119	287,424
Machinery 1.0%
Kone OYJ, B Shares	7,988	526,255
PACCAR, Inc.	7,558	718,463
Stanley Black & Decker, Inc.	2,149	145,595
Professional services 0.2%
Paychex, Inc.	2,179	316,957
Trading companies and distributors 0.1%
Sumitomo Corp.	8,094	208,880
Transportation infrastructure 1.0%
Atlas Arteria, Ltd.	45,379	152,086
Getlink SE	34,966	674,984
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	29,771	681,523
Information technology 8.7%		12,532,145
Communications equipment 0.9%
Accton Technology Corp.	3,565	89,103
BYD Electronic International Company, Ltd.	16,886	68,730
Cisco Systems, Inc.	17,434	1,209,571
Electronic equipment, instruments and components 0.9%
AAC Technologies Holdings, Inc.	19,406	100,966
Amano Corp.	9,477	294,482
Delta Electronics, Inc.	11,558	163,557
E Ink Holdings, Inc.	13,582	102,800
Elite Material Company, Ltd.	4,512	136,437
Kyocera Corp.	7,520	90,318
Lotes Company, Ltd.	1,622	75,104
Murata Manufacturing Company, Ltd.	5,708	84,368
Shimadzu Corp.	2,265	55,998
Sunny Optical Technology Group Company, Ltd.	13,886	123,328
IT services 1.4%
Accenture PLC, Class A	204	60,974
IBM Corp.	4,110	1,211,546
Infosys, Ltd.	10,731	200,684
Obic Company, Ltd.	2,284	88,813
Otsuka Corp.	14,763	300,743
SCSK Corp.	5,287	159,285
Semiconductors and semiconductor equipment 2.2%
Analog Devices, Inc.	816	194,224
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	9

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Broadcom, Inc.	543	$149,678
Marvell Technology, Inc.	1,898	146,905
Microchip Technology, Inc.	3,093	217,654
NVIDIA Corp.	2,333	368,591
Qualcomm, Inc.	5,660	901,412
Texas Instruments, Inc.	4,588	952,561
Tokyo Electron, Ltd.	1,130	216,406
Software 1.5%
Gen Digital, Inc.	9,551	280,799
Microsoft Corp.	1,100	547,151
Oracle Corp.	441	96,416
SAP SE	456	139,436
Shanghai Baosight Software Company, Ltd., Class B	375,841	509,421
The Sage Group PLC	26,839	460,901
Trend Micro, Inc.	1,048	72,486
Technology hardware, storage and peripherals 1.8%
Apple, Inc.	1,422	291,752
Asia Vital Components Company, Ltd.	7,557	193,024
Canon, Inc.	14,120	409,532
Gigabyte Technology Company, Ltd.	8,640	83,957
HP, Inc.	26,105	638,528
King Slide Works Company, Ltd.	1,718	119,595
Lenovo Group, Ltd.	56,220	67,925
Quanta Computer, Inc.	15,125	142,271
Seagate Technology Holdings PLC	3,801	548,598
Wiwynn Corp.	1,913	166,115
Materials 2.3%		3,270,057
Chemicals 0.7%
BASF SE	1,766	87,345
Dow, Inc.	17,747	469,941
LyondellBasell Industries NV, Class A	8,378	484,751
Containers and packaging 0.1%
International Paper Company	1,423	66,639
Smurfit WestRock PLC	3,255	140,785
Metals and mining 1.3%
BHP Group, Ltd.	3,116	74,963
Grupo Mexico SAB de CV, Series B	57,971	349,874
Norsk Hydro ASA	28,501	163,208
Northern Star Resources, Ltd.	8,338	102,992
Rio Tinto PLC	9,292	540,832
Rio Tinto, Ltd.	2,741	194,036
10	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials (continued)
Metals and mining (continued)
Shandong Gold Mining Company, Ltd., H Shares (A)	40,090	$140,661
Zhaojin Mining Industry Company, Ltd., H Shares	34,121	89,690
Zijin Mining Group Company, Ltd., H Shares	60,533	155,679
Paper and forest products 0.2%
UPM-Kymmene OYJ	7,641	208,661
Real estate 2.9%		4,088,924
Diversified REITs 0.9%
Stockland	285,695	1,009,680
WP Carey, Inc.	4,099	255,696
Health care REITs 0.5%
Alexandria Real Estate Equities, Inc.	6,562	476,598
Healthpeak Properties, Inc.	14,758	258,413
Office REITs 0.3%
BXP, Inc.	6,764	456,367
Real estate management and development 0.5%
China Resources Mixc Lifestyle Services, Ltd. (A)	135,744	659,504
Retail REITs 0.2%
Simon Property Group, Inc.	1,490	239,532
Specialized REITs 0.5%
Digital Realty Trust, Inc.	634	110,525
Extra Space Storage, Inc.	535	78,880
Gaming and Leisure Properties, Inc.	11,648	543,729
Utilities 5.8%		8,291,217
Electric utilities 4.2%
CEZ AS	12,238	718,734
Duke Energy Corp.	2,619	309,042
Edison International	1,953	100,775
Endesa SA	21,831	691,711
Eversource Energy	2,527	160,768
Iberdrola SA	79,773	1,534,676
Public Power Corp. SA	41,351	675,780
Redeia Corp. SA	32,216	689,350
Terna - Rete Elettrica Nazionale	107,176	1,101,873
Gas utilities 0.3%
APA Group	47,907	257,585
Snam SpA	22,505	136,238
Independent power and renewable electricity producers 0.6%
Ratch Group PCL	330,619	246,025
Shenergy Company, Ltd., Class A (C)	529,008	635,169
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	11

	Shares	Value
Utilities (continued)
Multi-utilities 0.7%
Dominion Energy, Inc.	1,761	$99,532

National Grid PLC	63,627	933,959
Preferred securities 0.8%		$1,166,146
(Cost $1,116,680)
Consumer discretionary 0.3%		471,968
Automobiles 0.3%
Bayerische Motoren Werke AG	1,327	110,202
Hyundai Motor Company	1,936	221,080
Hyundai Motor Company, 2nd Preferred Shares	1,198	140,686
Financials 0.1%		123,581
Insurance 0.1%
Samsung Fire & Marine Insurance Company, Ltd.	515	123,581
Information technology 0.4%		570,597
Technology hardware, storage and peripherals 0.4%
Samsung Electronics Company, Ltd.	15,554	570,597

	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 0.2%					$318,665
(Cost $315,236)
U.S. Government 0.2%					318,665
U.S. Treasury Note	2.750	07-31-27		325,000	318,665
Foreign government obligations 0.7%					$1,090,810
(Cost $1,048,281)
Angola 0.1%					180,956
Republic of Angola Bond	8.000	11-26-29		200,000	180,956
Argentina 0.1%					64,145
Republic of Argentina Bond	5.000	01-09-38		90,000	64,145
Brazil 0.1%					197,912
Federative Republic of Brazil Note	6.125	03-15-34		200,000	197,912
Colombia 0.1%					172,741
Republic of Colombia Note	3.000	01-30-30		200,000	172,741
Romania 0.2%					218,480
Republic of Romania Bond (A)	5.875	07-11-32	EUR	185,000	218,480
12	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
South Africa 0.1%					$195,641
Republic of South Africa Bond	5.875	04-20-32		200,000	195,641
Sri Lanka 0.0%					60,935
Republic of Sri Lanka Bond (3.600% to 11-15-27, then 3.850% to 11-15-32, then 9.500% thereafter) (A)	3.600	05-15-36		75,000	60,935

Corporate bonds 16.7%					$23,892,201
(Cost $22,801,708)
Communication services 2.5%					3,549,158
Diversified telecommunication services 0.8%
Eolo SpA	4.875	10-21-28	EUR	100,000	110,544
Fibercop SpA	6.375	11-15-33		200,000	194,218
Iliad Holding SASU	5.375	04-15-30	EUR	275,000	332,850
Iliad Holding SASU	6.875	04-15-31	EUR	100,000	125,614
Kaixo Bondco Telecom SA	5.125	09-30-29	EUR	200,000	238,897
Level 3 Financing, Inc. (A)	3.750	07-15-29		65,000	54,681
Level 3 Financing, Inc. (A)	3.875	10-15-30		60,000	52,050
Telecom Italia Capital SA	7.200	07-18-36		60,000	63,866
Entertainment 0.2%
Cinemark USA, Inc. (A)	5.250	07-15-28		40,000	39,810
Cinemark USA, Inc. (A)	7.000	08-01-32		50,000	51,908
Univision Communications, Inc. (A)	8.500	07-31-31		100,000	100,111
WarnerMedia Holdings, Inc.	5.141	03-15-52		14,000	8,762
Media 0.9%
CCO Holdings LLC (A)	4.500	08-15-30		65,000	61,970
CCO Holdings LLC (A)	4.750	02-01-32		395,000	374,668
CCO Holdings LLC (A)	5.000	02-01-28		50,000	49,539
Clear Channel Outdoor Holdings, Inc. (A)	7.500	06-01-29		25,000	23,122
Clear Channel Outdoor Holdings, Inc. (A)	7.875	04-01-30		150,000	154,837
CSC Holdings LLC (A)	11.750	01-31-29		200,000	190,231
Paramount Global	6.875	04-30-36		100,000	102,406
Scripps Escrow II, Inc. (A)	3.875	01-15-29		65,000	56,584
Scripps Escrow, Inc. (A)	5.875	07-15-27		50,000	44,499
United Group BV	6.750	02-15-31	EUR	150,000	180,981
VZ Vendor Financing II BV	2.875	01-15-29	EUR	100,000	106,983
Wireless telecommunication services 0.6%
Altice France SA	4.125	01-15-29	EUR	200,000	197,978
Matterhorn Telecom SA	4.500	01-30-30	EUR	125,000	150,289
Odido Group Holding BV	5.500	01-15-30	EUR	100,000	117,761
Odido Holding BV	3.750	01-15-29	EUR	150,000	174,849
Sunrise FinCo I BV (A)	4.875	07-15-31		200,000	189,150
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	13

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary 2.1%					$3,041,264
Automobile components 0.3%
Adient Global Holdings, Ltd. (A)	7.500	02-15-33		20,000	20,452
Forvia SE	5.125	06-15-29	EUR	150,000	178,195
Forvia SE	5.500	06-15-31	EUR	200,000	232,566
Broadline retail 0.2%
B&M European Value Retail SA	6.500	11-27-31	GBP	175,000	241,896
Diversified consumer services 0.3%
AA Bond Company, Ltd.	7.375	07-31-29	GBP	100,000	144,165
PeopleCert Wisdom Issuer PLC	5.750	09-15-26	EUR	100,000	117,825
Service Corp. International	3.375	08-15-30		200,000	183,825
Hotels, restaurants and leisure 0.8%
Bertrand Franchise Finance SAS	6.500	07-18-30	EUR	125,000	149,149
Caesars Entertainment, Inc. (A)	4.625	10-15-29		100,000	95,454
Caesars Entertainment, Inc. (A)	6.000	10-15-32		125,000	122,589
Cirsa Finance International Sarl	6.500	03-15-29	EUR	100,000	122,951
CPUK Finance, Ltd.	7.875	08-28-29	GBP	100,000	142,539
Essendi SA	5.500	11-15-31	EUR	100,000	119,862
NCL Corp., Ltd. (A)	6.250	03-01-30		50,000	50,427
New Red Finance, Inc. (A)	4.375	01-15-28		100,000	98,065
Punch Finance PLC (A)	7.875	12-30-30	GBP	115,000	160,648
Viking Cruises, Ltd. (A)	9.125	07-15-31		75,000	80,775
Yum! Brands, Inc. (A)	4.750	01-15-30		50,000	49,529
Household durables 0.1%
Ashton Woods USA LLC (A)	4.625	08-01-29		125,000	119,375
M/I Homes, Inc.	3.950	02-15-30		55,000	51,446
Taylor Morrison Communities, Inc. (A)	5.750	01-15-28		50,000	50,750
Specialty retail 0.4%
Asbury Automotive Group, Inc. (A)	4.625	11-15-29		100,000	96,549
Asbury Automotive Group, Inc. (A)	5.000	02-15-32		100,000	95,147
Goldstory SAS	6.750	02-01-30	EUR	150,000	183,427
Specialty Building Products Holdings LLC (A)	7.750	10-15-29		75,000	73,706
Velocity Vehicle Group LLC (A)	8.000	06-01-29		60,000	59,952
Consumer staples 0.5%					717,145
Consumer staples distribution and retail 0.2%
ELO SACA	3.250	07-23-27	EUR	100,000	113,445
Lion/Polaris Lux 4 SA (3 month EURIBOR + 3.625%) (D)	5.564	07-01-29	EUR	100,000	118,325
Performance Food Group, Inc. (A)	4.250	08-01-29		100,000	96,425
Food products 0.3%
B&G Foods, Inc. (A)	8.000	09-15-28		15,000	14,442
Barry Callebaut Services NV	4.250	08-19-31	EUR	200,000	237,005
14	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer staples (continued)
Food products (continued)
Darling Global Finance BV (A)	4.500	07-15-32	EUR	115,000	$137,503
Energy 1.7%					2,479,160
Energy equipment and services 0.4%
Diamond Foreign Asset Company (A)	8.500	10-01-30		125,000	130,155
Enerflex, Ltd. (A)	9.000	10-15-27		60,000	61,870
Noble Finance II LLC (A)	8.000	04-15-30		100,000	101,822
Transocean, Inc. (A)	8.750	02-15-30		240,000	246,803
Oil, gas and consumable fuels 1.3%
Buckeye Partners LP	5.850	11-15-43		115,000	101,356
Buckeye Partners LP (A)	6.750	02-01-30		25,000	25,951
Buckeye Partners LP (A)	6.875	07-01-29		100,000	103,602
DT Midstream, Inc. (A)	4.375	06-15-31		150,000	143,638
Ecopetrol SA	7.750	02-01-32		125,000	122,844
Ecopetrol SA	8.375	01-19-36		50,000	48,243
Matador Resources Company (A)	6.500	04-15-32		100,000	100,052
Permian Resources Operating LLC (A)	6.250	02-01-33		25,000	25,232
Permian Resources Operating LLC (A)	7.000	01-15-32		75,000	77,751
Petroleos Mexicanos	4.750	02-26-29	EUR	100,000	112,482
Petroleos Mexicanos	5.500	06-27-44		150,000	100,953
Petroleos Mexicanos	6.625	06-15-35		135,000	113,775
Petroleos Mexicanos	6.750	09-21-47		125,000	90,536
Petroleos Mexicanos	6.840	01-23-30		160,000	154,575
Petroleos Mexicanos	7.690	01-23-50		50,000	39,329
Rockies Express Pipeline LLC (A)	6.750	03-15-33		120,000	125,240
SM Energy Company (A)	7.000	08-01-32		115,000	113,320
Sunoco LP	4.500	04-30-30		50,000	48,075
Sunoco LP (A)	6.250	07-01-33		75,000	76,252
Talos Production, Inc. (A)	9.000	02-01-29		25,000	25,597
Talos Production, Inc. (A)	9.375	02-01-31		100,000	102,096
Vital Energy, Inc. (A)	7.750	07-31-29		75,000	66,235
Vital Energy, Inc. (A)	7.875	04-15-32		25,000	21,376
Financials 1.7%					2,449,742
Banks 0.3%
Banca Monte dei Paschi di Siena SpA	7.708	01-18-28	EUR	100,000	128,860
Banco de Credito Social Cooperativo SA (5.250% to 11-27-26, then 5 Year Euro Swap Rate + 5.419%)	5.250	11-27-31	EUR	100,000	119,470
NatWest Group PLC (2.105% to 11-28-26, then 5 Year United Kingdom Gilt Rate + 1.750%)	2.105	11-28-31	GBP	100,000	132,457
Capital markets 0.1%
Hightower Holding LLC (A)	9.125	01-31-30		150,000	159,081
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	15

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Consumer finance 0.3%
Boost Newco Borrower LLC	8.500	01-15-31	GBP	100,000	$147,095
Credit Acceptance Corp. (A)	6.625	03-15-30		50,000	50,617
Credit Acceptance Corp. (A)	9.250	12-15-28		100,000	105,864
OneMain Finance Corp.	5.375	11-15-29		75,000	73,773
Financial services 0.6%
Freedom Mortgage Corp. (A)	12.000	10-01-28		65,000	69,903
Freedom Mortgage Holdings LLC (A)	8.375	04-01-32		65,000	65,701
Freedom Mortgage Holdings LLC (A)	9.250	02-01-29		65,000	67,514
Nationstar Mortgage Holdings, Inc. (A)	6.500	08-01-29		99,000	101,124
PennyMac Financial Services, Inc. (A)	4.250	02-15-29		75,000	72,117
PennyMac Financial Services, Inc. (A)	5.750	09-15-31		70,000	68,642
PennyMac Financial Services, Inc. (A)	6.875	05-15-32		10,000	10,225
PennyMac Financial Services, Inc. (A)	6.875	02-15-33		70,000	71,750
PennyMac Financial Services, Inc. (A)	7.125	11-15-30		25,000	25,910
Planet Financial Group LLC (A)	10.500	12-15-29		60,000	60,057
Planet Financial Group LLC (A)	10.500	12-15-29		30,000	30,000
Rocket Companies, Inc. (A)	6.125	08-01-30		80,000	81,522
Rocket Companies, Inc. (A)	6.375	08-01-33		55,000	56,276
United Wholesale Mortgage LLC (A)	5.500	04-15-29		140,000	135,892
Insurance 0.4%
Acrisure LLC (A)	4.250	02-15-29		100,000	95,972
Acrisure LLC (A)	6.750	07-01-32		55,000	55,780
Admiral Group PLC	8.500	01-06-34	GBP	100,000	156,301
Alliant Holdings Intermediate LLC (A)	4.250	10-15-27		84,000	82,454
Ardonagh Finco, Ltd. (A)	6.875	02-15-31	EUR	100,000	120,817
HUB International, Ltd. (A)	7.250	06-15-30		50,000	52,252
HUB International, Ltd. (A)	7.375	01-31-32		50,000	52,316
Health care 1.4%					2,004,052
Biotechnology 0.4%
Grifols SA	3.875	10-15-28	EUR	100,000	112,609
Grifols SA	7.125	05-01-30	EUR	250,000	306,571
Star Parent, Inc. (A)	9.000	10-01-30		150,000	157,773
Health care equipment and supplies 0.1%
Medline Borrower LP (A)	3.875	04-01-29		175,000	167,867
Health care providers and services 0.4%
AthenaHealth Group, Inc. (A)	6.500	02-15-30		225,000	221,460
Community Health Systems, Inc. (A)	5.250	05-15-30		85,000	75,374
Tenet Healthcare Corp.	4.625	06-15-28		150,000	148,119
Tenet Healthcare Corp.	6.125	06-15-30		50,000	50,869
Life sciences tools and services 0.2%
Avantor Funding, Inc. (A)	3.875	11-01-29		50,000	47,340
16	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Life sciences tools and services (continued)
Avantor Funding, Inc. (A)	4.625	07-15-28		100,000	$98,196
IQVIA, Inc. (A)	6.250	06-01-32		165,000	169,326
Pharmaceuticals 0.3%
Bausch Health Companies, Inc. (A)	4.875	06-01-28		100,000	84,355
Rossini Sarl	6.750	12-31-29	EUR	100,000	124,299
Teva Pharmaceutical Finance Netherlands II BV	4.375	05-09-30	EUR	200,000	239,894
Industrials 2.5%					3,537,330
Aerospace and defense 0.1%
Spirit AeroSystems, Inc. (A)	9.375	11-30-29		50,000	53,051
TransDigm, Inc.	4.875	05-01-29		85,000	83,519
TransDigm, Inc. (A)	7.125	12-01-31		50,000	52,386
Building products 0.2%
Builders FirstSource, Inc. (A)	4.250	02-01-32		95,000	88,014
Builders FirstSource, Inc. (A)	5.000	03-01-30		95,000	93,254
CP Atlas Buyer, Inc. (A)	7.000	12-01-28		60,000	55,533
LBM Acquisition LLC (A)	6.250	01-15-29		60,000	52,050
Commercial services and supplies 1.2%
Allied Universal Holdco LLC	4.875	06-01-28	GBP	200,000	263,142
Allied Universal Holdco LLC (A)	7.875	02-15-31		50,000	52,235
Arena Luxembourg Finance Sarl	1.875	02-01-28	EUR	100,000	112,604
Arena Luxembourg Finance Sarl (3 month EURIBOR + 2.500%) (A)(D)	4.823	05-01-30	EUR	140,000	166,150
Belron UK Finance PLC (A)	5.750	10-15-29		200,000	201,669
Boels Topholding BV	5.750	05-15-30	EUR	200,000	244,224
Cimpress PLC (A)	7.375	09-15-32		150,000	143,175
Garda World Security Corp. (A)	8.250	08-01-32		65,000	66,703
Garda World Security Corp. (A)	8.375	11-15-32		100,000	102,721
Q-Park Holding I BV	5.125	02-15-30	EUR	100,000	121,389
Reworld Holding Corp. (A)	4.875	12-01-29		55,000	52,324
Reworld Holding Corp.	5.000	09-01-30		80,000	75,611
Verisure Holding AB	5.500	05-15-30	EUR	150,000	183,429
Electrical equipment 0.2%
EMRLD Borrower LP	6.375	12-15-30	EUR	100,000	123,813
TK Elevator Holdco GmbH	6.625	07-15-28	EUR	90,000	106,281
Ground transportation 0.1%
Rumo Luxembourg Sarl	4.200	01-18-32		200,000	179,250
Machinery 0.1%
IMA Industria Macchine Automatiche SpA	3.750	01-15-28	EUR	100,000	116,870
Professional services 0.2%
Amentum Holdings, Inc. (A)	7.250	08-01-32		130,000	133,790
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	17

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Professional services (continued)
House of HR Group BV	9.000	11-03-29	EUR	100,000	$116,366
Trading companies and distributors 0.1%
United Rentals North America, Inc.	5.250	01-15-30		75,000	75,199
United Rentals North America, Inc. (A)	6.125	03-15-34		50,000	51,501
Transportation infrastructure 0.3%
Heathrow Finance PLC	3.875	03-01-27	GBP	100,000	133,179
Heathrow Finance PLC	6.625	03-01-31	GBP	100,000	136,521
Imola Merger Corp. (A)	4.750	05-15-29		105,000	101,377
Information technology 1.1%					1,540,307
Communications equipment 0.1%
EchoStar Corp. (0.000% Cash and 6.750% PIK)	6.750	11-30-30		147,784	134,872
EchoStar Corp.	10.750	11-30-29		30,000	30,900
Electronic equipment, instruments and components 0.1%
Insight Enterprises, Inc. (A)	6.625	05-15-32		100,000	103,014
IT services 0.1%
Fortress Intermediate 3, Inc. (A)	7.500	06-01-31		145,000	151,904
Go Daddy Operating Company LLC (A)	3.500	03-01-29		55,000	51,972
Software 0.8%
Gen Digital, Inc. (A)	6.750	09-30-27		75,000	76,328
Great Canadian Gaming Corp. (A)	8.750	11-15-29		55,000	53,835
McAfee Corp. (A)	7.375	02-15-30		320,000	302,203
Open Text Holdings, Inc. (A)	4.125	02-15-30		225,000	212,651
Rocket Software, Inc. (A)	6.500	02-15-29		150,000	145,543
TeamSystem SpA (3 month EURIBOR + 3.500%) (D)	5.779	07-31-31	EUR	125,000	147,388
UKG, Inc. (A)	6.875	02-01-31		125,000	129,697
Materials 1.7%					2,453,007
Chemicals 0.6%
Avient Corp. (A)	6.250	11-01-31		65,000	65,608
Mativ Holdings, Inc. (A)	8.000	10-01-29		75,000	67,956
NOVA Chemicals Corp. (A)	8.500	11-15-28		50,000	52,807
OCP SA	6.750	05-02-34		200,000	207,158
Olympus Water US Holding Corp.	9.625	11-15-28	EUR	200,000	247,370
SNF Group SACA (A)	4.500	03-15-32	EUR	100,000	121,009
Windsor Holdings III LLC (A)	8.500	06-15-30		135,000	144,670
Containers and packaging 0.7%
Ardagh Metal Packaging Finance USA LLC	3.000	09-01-29	EUR	100,000	105,604
Ardagh Packaging Finance PLC	2.125	08-15-26	EUR	100,000	112,322
18	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Containers and packaging (continued)
Clydesdale Acquisition Holdings, Inc. (A)	6.625	04-15-29		25,000	$25,362
Clydesdale Acquisition Holdings, Inc. (A)	6.875	01-15-30		40,000	40,891
Crown European Holdings SACA	4.500	01-15-30	EUR	150,000	182,847
LABL, Inc. (A)	8.625	10-01-31		105,000	89,814
Mauser Packaging Solutions Holding Company (A)	7.875	04-15-27		75,000	76,229
Mauser Packaging Solutions Holding Company (A)	9.250	04-15-27		25,000	24,825
Owens-Brockway Glass Container, Inc. (A)	7.375	06-01-32		135,000	137,542
Trivium Packaging Finance BV (A)	6.625	07-15-30	EUR	100,000	121,816
Metals and mining 0.4%
Constellium SE	5.375	08-15-32	EUR	100,000	119,293
FMG Resources Proprietary, Ltd. (A)	5.875	04-15-30		245,000	248,066
Novelis Corp. (A)	4.750	01-30-30		55,000	52,700
WE Soda Investments Holding PLC	9.375	02-14-31		200,000	209,118
Real estate 1.1%					1,566,476
Hotel and resort REITs 0.2%
Pebblebrook Hotel LP (A)	6.375	10-15-29		120,000	120,645
Service Properties Trust	4.375	02-15-30		100,000	84,090
Service Properties Trust	4.950	10-01-29		50,000	43,630
Office REITs 0.4%
Brandywine Operating Partnership LP	4.550	10-01-29		125,000	117,733
Brandywine Operating Partnership LP	8.300	03-15-28		50,000	53,609
Brandywine Operating Partnership LP	8.875	04-12-29		75,000	81,200
Hudson Pacific Properties LP	3.250	01-15-30		25,000	20,440
Hudson Pacific Properties LP	4.650	04-01-29		220,000	197,662
Hudson Pacific Properties LP	5.950	02-15-28		50,000	48,735
Piedmont Operating Partnership LP	6.875	07-15-29		150,000	157,992
Real estate management and development 0.4%
Canary Wharf Group Investment Holdings PLC	3.375	04-23-28	GBP	100,000	124,291
Heimstaden Bostad AB	1.125	01-21-26	EUR	100,000	116,444
Peach Property Finance GmbH	4.375	11-15-25	EUR	160,000	182,818
Samhallsbyggnadsbolaget I Norden Holding AB	2.375	08-04-26	EUR	100,000	112,487
Specialized REITs 0.1%
GLP Pte, Ltd. (4.500% to 5-17-26, then 5 Year CMT + 3.735% to 5-17-31, then 5 Year CMT + 3.985% to 5-17-46, then 5 Year CMT + 4.735%) (E)	4.500	05-17-26		200,000	104,700
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	19

	Rate (%)	Maturity date		Par value^	Value
Utilities 0.4%					$554,560
Electric utilities 0.1%
Energo-Pro AS (A)	8.000	05-27-30	EUR	100,000	121,555
Independent power and renewable electricity producers 0.2%
Clearway Energy Operating LLC (A)	3.750	02-15-31		200,000	183,644
Clearway Energy Operating LLC (A)	4.750	03-15-28		50,000	49,404
Water utilities 0.1%

Aegea Finance Sarl (A)	6.750	05-20-29		200,000	199,957
Convertible bonds 0.3%					$455,304
(Cost $457,653)
Consumer discretionary 0.1%					98,336
Hotels, restaurants and leisure 0.1%
NCL Corp., Ltd.	2.500	02-15-27		50,000	49,925
Household durables 0.0%
Meritage Homes Corp.	1.750	05-15-28		50,000	48,411
Health care 0.1%					212,408
Life sciences tools and services 0.1%
Qiagen NV	2.500	09-10-31		200,000	212,408
Information technology 0.0%					46,210
Semiconductors and semiconductor equipment 0.0%
ON Semiconductor Corp.	0.500	03-01-29		50,000	46,210
Real estate 0.1%					98,350
Industrial REITs 0.1%
Rexford Industrial Realty LP (A)	4.125	03-15-29		50,000	48,850

Rexford Industrial Realty LP (A)	4.375	03-15-27		50,000	49,500
Term loans (F) 0.4%					$532,730
(Cost $514,874)
Consumer discretionary 0.2%					293,515
Household durables 0.1%
CP Atlas Buyer, Inc., 2021 Term Loan B (1 month CME Term SOFR + 3.750%)	8.177	11-23-27		199,393	198,479
Specialty retail 0.1%
Specialty Building Products Holdings LLC, 2021 Term Loan B (1 month CME Term SOFR + 3.750%)	8.177	10-15-28		99,743	95,036
Industrials 0.2%					239,215
Building products 0.1%
LBM Acquisition LLC, 2024 Incremental Term Loan B (1 month CME Term SOFR + 3.750%)	8.162	06-06-31		99,497	92,657
20	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Electrical equipment 0.1%

TK Elevator Midco GmbH, 2025 EUR Term Loan B1 (3 month EURIBOR + 3.250%)	5.848	04-30-30	EUR	125,000	$146,558
Collateralized mortgage obligations 9.8%					$14,005,125
(Cost $14,096,412)
Commercial and residential 6.1%					8,670,536
ARZ Trust
Series 2024-BILT, Class F (A)	8.268	06-11-29		200,000	207,711
Barclays Mortgage Trust
Series 2022-RPL1, Class B (4.250% to 2-25-26, then 7.250% to 2-25-27, then 8.250% thereafter) (A)	4.250	02-25-28		570,000	553,301
BX Trust
Series 2021-ARIA, Class G (1 month CME Term SOFR + 3.257%) (A)(D)	7.569	10-15-36		665,000	659,615
Series 2025-GW, Class E (1 month CME Term SOFR + 3.650%) (A)(D)	7.950	07-15-42		230,000	230,431
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2014-CR19, Class D (A)(G)	4.661	08-10-47		374,784	359,793
Series 2015-LC19, Class D (A)	2.867	02-10-48		150,000	135,759
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2024-CBM, Class D (A)(G)	8.190	12-10-41		540,000	557,219
CSMC Trust
Series 2020-NQM1, Class B1 (A)(G)	4.462	05-25-65		445,000	410,200
Extended Stay America Trust
Series 2021-ESH, Class F (1 month CME Term SOFR + 3.814%) (A)(D)	8.126	07-15-38		407,421	407,421
JPMBB Commercial Mortgage Securities Trust
Series 2014-C22, Class C (G)	4.658	09-15-47		565,000	519,755
Series 2014-C23, Class D (A)(G)	4.200	09-15-47		166,320	141,914
Series 2015-C28, Class D (A)(G)	3.879	10-15-48		285,000	254,984
NYC Commercial Mortgage Trust
Series 2025-3BP, Class E (1 month CME Term SOFR + 3.540%) (A)(D)	7.851	02-15-42		310,000	305,778
PRET Trust
Series 2025-RPL3, Class M1 (4.150% to 5-1-29, then 5.150% thereafter) (A)	4.150	04-25-65		550,000	487,193
PRPM LLC
Series 2024-7, Class A2 (8.835% to 11-25-27, then 11.835% to 11-25-28, then 12.835% thereafter) (A)	8.835	11-25-29		500,000	502,722
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	21

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2024-8, Class A2 (8.836% to 12-25-27, then 11.836% to 12-25-28, then 12.836% thereafter) (A)	8.836	12-25-29	400,000	$399,699
RCO X Mortgage LLC
Series 2025-1, Class A2 (8.353% to 1-25-28, then 12.353% to 1-25-29, then 13.353% thereafter) (A)	8.353	01-25-30	400,000	402,705
RFR Trust
Series 2025-SGRM, Class E (A)(G)	7.513	03-11-41	215,000	217,733
ROCK Trust
Series 2024-CNTR, Class E (A)	8.819	11-13-41	500,000	526,039
TEXAS Commercial Mortgage Trust
Series 2025-TWR, Class D (1 month CME Term SOFR + 3.091%) (A)(D)	7.402	04-15-42	255,000	255,318
WBRK Mortgage Trust
Series 2025-WBRK, Class E (A)(G)	6.278	03-05-35	335,000	307,936
Wells Fargo Commercial Mortgage Trust
Series 2015-C30, Class D (A)(G)	4.644	09-15-58	532,500	515,810
Worldwide Plaza Trust
Series 2017-WWP, Class A (A)	3.526	11-10-36	300,000	211,500
X-Caliber Funding LLC
Series 2025-VFN1, Class A (1 month CME Term SOFR + 2.808%) (A)(B)(D)	7.130	07-01-27	100,000	100,000
U.S. Government Agency 3.7%				5,334,589
Federal Home Loan Mortgage Corp.
Series 2020-HQA2, Class B2 (30 day Average SOFR + 7.714%) (A)(D)	12.020	03-25-50	600,000	726,557
Series 2021-MN3, Class B1 (30 day Average SOFR + 6.850%) (A)(D)	11.155	11-25-51	500,000	529,375
Series 2023-MN6, Class B1 (30 day Average SOFR + 9.250%) (A)(D)	13.555	05-25-43	500,000	566,228
Series 2024-MN8, Class M2 (30 day Average SOFR + 4.250%) (A)(D)	8.555	05-25-44	400,000	417,526
Series K759, Class X3 IO	5.435	02-25-57	1,875,891	521,002
Federal National Mortgage Association
Series 2021-R01, Class 1B2 (30 day Average SOFR + 6.000%) (A)(D)	10.305	10-25-41	490,000	511,519
Series 2021-R02, Class 2B2 (30 day Average SOFR + 6.200%) (A)(D)	10.505	11-25-41	500,000	524,553
Series 2022-R04, Class 1B2 (30 day Average SOFR + 9.500%) (A)(D)	13.805	03-25-42	370,000	411,940
22	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2022-R05, Class 2B2 (30 day Average SOFR + 7.000%) (A)(D)	11.305	04-25-42	500,000	$540,865

Series 2022-R07, Class 1B2 (30 day Average SOFR + 12.000%) (A)(D)	16.306	06-25-42	500,000	585,024
Asset-backed securities 6.1%				$8,836,790
(Cost $8,870,165)
Asset-backed securities 6.1%				8,836,790
Affirm Asset Securitization Trust
Series 2024-B, Class E (A)	7.350	09-15-29	850,000	848,848
AGL CLO 16, Ltd.
Series 2021-16A, Class ER (3 month CME Term SOFR + 4.650%) (A)(D)	8.919	01-20-35	495,000	470,911
Avis Budget Rental Car Funding AESOP LLC
Series 2023-3A, Class D (A)	7.320	02-20-28	100,000	100,855
Series 2023-4A, Class D (A)	7.310	06-20-29	130,000	130,791
Series 2023-5A, Class D (A)	7.350	04-20-28	100,000	100,974
Bain Capital Credit CLO, Ltd.
Series 2020-2A, Class ER (3 month CME Term SOFR + 6.872%) (A)(D)	11.141	07-19-34	500,000	493,320
Carlyle Global Market Strategies CLO, Ltd.
Series 2016-1A, Class DR3 (3 month CME Term SOFR + 6.250%) (A)(D)	10.519	04-20-34	570,000	557,718
CIFC Funding, Ltd.
Series 2013-4A, Class ER2 (3 month CME Term SOFR + 4.300%) (A)(D)	8.583	04-27-31	495,000	490,065
ECAF I, Ltd.
Series 2015-1A, Class A2 (A)	4.947	06-15-40	509,789	456,286
Hertz Vehicle Financing III LLC
Series 2023-3A, Class D (A)	9.430	02-25-28	500,000	511,705
Series 2025-1A, Class D (A)	7.980	09-25-29	250,000	249,255
Magnetite XlV, Ltd.
Series 2025-45A, Class SUB (A)(G)	—	04-15-38	250,000	223,440
Neuberger Berman Loan Advisers CLO 59, Ltd.
Series 2024-59A, Class E (3 month CME Term SOFR + 4.800%) (A)(D)	9.097	01-23-39	500,000	499,212
Palmer Square CLO, Ltd.
Series 2021-4A, Class ER (3 month CME Term SOFR + 5.750%) (A)(D)	10.046	07-15-38	550,000	550,000
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	23

	Rate (%)	Maturity date	Par value^	Value
Asset-backed securities (continued)
PRET LLC
Series 2024-NPL6, Class A2 (8.716% to 10-25-28, then 12.716% thereafter) (A)	8.716	10-25-54	260,000	$258,089
Series 2025-NPL2, Class A2 (8.232% to 2-25-29, then 12.232% thereafter) (A)	8.232	03-25-55	290,000	287,651
Series 2025-NPL6, Class A2 (8.715% to 6-25-29, then 12.715% thereafter) (A)	8.715	06-25-55	105,000	105,010
RCO IX Mortgage LLC
Series 2025-2, Class A2 (9.127% to 4-25-28, then 12.127% to 4-25-29, then 13.127% thereafter) (A)	9.127	04-25-30	205,000	206,537
Santander Bank Auto Credit-Linked Notes
Series 2024-A, Class F (A)	10.171	06-15-32	682,032	692,974
Sunnova Helios IV Issuer LLC
Series 2020-AA, Class A (A)	2.980	06-20-47	223,583	194,267
Tricon Residential Trust
Series 2025-SFR1, Class E (1 month CME Term SOFR + 2.500%) (A)(D)	6.812	03-17-42	140,000	139,426
VOLT CV LLC
Series 2021-CF2, Class A2 (5.316% to 11-25-25, then 9.316% thereafter) (A)	5.316	11-27-51	517,997	510,109
VOLT CVI LLC
Series 2021-NP12, Class A2 (5.438% to 12-25-25, then 9.438% thereafter) (A)	5.438	12-26-51	516,078	508,972
Voya CLO, Ltd.
Series 2018-3A, Class D (3 month CME Term SOFR + 3.262%) (A)(D)	7.518	10-15-31	250,000	250,375

	Par value^	Value
Escrow certificates 0.0%		$0
(Cost $194)
Texas Competitive Electric Holdings Company LLC (B)(C)	500,000	0
24	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Par value^	Value
Short-term investments 5.8%		$8,300,000
(Cost $8,300,000)
Repurchase agreement 5.8%		8,300,000
Goldman Sachs Tri-Party Repurchase Agreement dated 6-30-25 at 4.400% to be repurchased at $8,301,014 on 7-1-25, collateralized by $241,150 Federal Home Loan Mortgage Corp., 2.000% due 2-1-36 (valued at $221,879) and $8,195,933 Federal National Mortgage Association, 5.500% due 12-1-52 (valued at $8,244,122)	8,300,000	8,300,000

Total investments (Cost $139,547,842) 98.8%	$141,750,011
Other assets and liabilities, net 1.2%	1,652,547
Total net assets 100.0%	$143,402,558

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
GBP	Pound Sterling

Security Abbreviations and Legend
ADR	American Depositary Receipt
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
GDR	Global Depositary Receipt
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
(A)	This security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $34,893,551 or 24.3% of the fund’s net assets as of 6-30-25.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(C)	Non-income producing security.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	25

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	21	Long	Sep 2025	$4,352,261	$4,368,492	$16,231
5-Year U.S. Treasury Note Futures	2	Long	Sep 2025	217,799	218,000	201
S&P 500 E-Mini Index Futures	17	Long	Sep 2025	5,127,726	5,315,688	187,962
S&P Mid 400 E-Mini Index Futures	7	Long	Sep 2025	2,121,751	2,187,850	66,099
U.S. Treasury Long Bond Futures	1	Long	Sep 2025	111,455	115,469	4,014
Euro SCHATZ Futures	7	Short	Sep 2025	(885,535)	(884,346)	1,189
German Euro BOBL Futures	5	Short	Sep 2025	(695,492)	(693,106)	2,386
U.K. Long Gilt Bond Futures	3	Short	Sep 2025	(378,052)	(383,093)	(5,041)
Ultra 10-Year U.S. Treasury Note Futures	2	Short	Sep 2025	(224,434)	(228,531)	(4,097)
						$268,944
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CHF	1,290,000	USD	1,598,534	MSI	9/17/2025	$42,959	—
USD	3,227,861	CHF	2,615,000	GSI	9/17/2025	—	$(99,661)
USD	8,088,426	EUR	7,003,300	DB	7/31/2025	—	(176,926)
USD	158,027	EUR	137,000	SSB	7/31/2025	—	(3,661)
USD	9,235,113	EUR	8,032,000	DB	9/17/2025	—	(274,309)
USD	1,742,763	GBP	1,298,400	GSI	7/31/2025	—	(39,714)
USD	26,040	GBP	19,000	SSB	7/31/2025	—	(43)
USD	1,768,742	JPY	253,000,000	MSI	9/17/2025	—	(3,332)
						$42,959	$(597,646)
SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	HSBC Holdings PLC	191,000	EUR	$206,528	1.000%	Quarterly	Jun 2030	$(477)	$(722)	$(1,199)
Centrally cleared	Volkswagen AG	97,000	EUR	105,012	1.000%	Quarterly	Jun 2030	761	336	1,097
				$311,540				$284	$(386)	$(102)

Derivatives Currency Abbreviations
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
26	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

JPY	Japanese Yen
USD	U.S. Dollar

Derivatives Abbreviations
DB	Deutsche Bank AG
GSI	Goldman Sachs International
MSI	Morgan Stanley & Co. International PLC
OTC	Over-the-counter
SSB	State Street Bank and Trust Company
At 6-30-25, the aggregate cost of investments for federal income tax purposes was $140,074,298. Net unrealized appreciation aggregated to $1,389,868, of which $7,390,721 related to gross unrealized appreciation and $6,000,853 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	27

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 6-30-25 (unaudited)

Assets
Unaffiliated investments, at value (Cost $139,547,842)	$141,750,011
Receivable for centrally cleared swaps	7,503
Unrealized appreciation on forward foreign currency contracts	42,959
Receivable for futures variation margin	19,116
Cash	13,894
Foreign currency, at value (Cost $412,625)	414,086
Collateral held at broker for futures contracts	614,506
Collateral segregated at custodian for OTC derivative contracts	241,000
Dividends and interest receivable	1,274,258
Receivable for investments sold	667,691
Other assets	15,836
Total assets	145,060,860
Liabilities
Unrealized depreciation on forward foreign currency contracts	597,646
Payable for investments purchased	980,310
Payable to affiliates
Accounting and legal services fees	4,261
Trustees’ fees	463
Other liabilities and accrued expenses	75,622
Total liabilities	1,658,302
Net assets	$143,402,558
Net assets consist of
Paid-in capital	$156,248,711
Total distributable earnings (loss)	(12,846,153)
Net assets	$143,402,558

Net asset value per share
Based on 12,093,752 shares of beneficial interest outstanding - unlimited number of shares authorized with $0.01 par value	$11.86
28	JOHN HANCOCK Diversified Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the six months ended 6-30-25 (unaudited)

Investment income
Dividends	$4,057,610
Interest	1,278,808
Less foreign taxes withheld	(376,316)
Total investment income	4,960,102
Expenses
Investment management fees	668,997
Accounting and legal services fees	13,631
Transfer agent fees	8,108
Trustees’ fees	28,007
Custodian fees	30,019
Printing and postage	20,946
Professional fees	94,025
Stock exchange listing fees	11,769
Other	9,744
Total expenses	885,246
Less expense reductions	(5,859)
Net expenses	879,387
Net investment income	4,080,715
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	1,536,667
Futures contracts	(1,527,430)
Forward foreign currency contracts	(1,127,820)
Swap contracts	1,154
(1,117,429)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	6,854,314
Futures contracts	154,960
Forward foreign currency contracts	(1,253,499)
Swap contracts	(386)
5,755,389
Net realized and unrealized gain	4,637,960
Increase in net assets from operations	$8,718,675
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	29

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 6-30-25 (unaudited)	Year ended 12-31-24
Increase (decrease) in net assets
From operations
Net investment income	$4,080,715	$6,339,952
Net realized gain (loss)	(1,117,429)	10,638,212
Change in net unrealized appreciation (depreciation)	5,755,389	(4,689,141)
Increase in net assets resulting from operations	8,718,675	12,289,023
Distributions to shareholders
From earnings	(6,046,876)[1]	(9,376,069)
From tax return of capital	—	(2,737,801)
Total distributions	(6,046,876)	(12,113,870)
Fund share transactions
Repurchased	—	(580,292)
Total increase (decrease)	2,671,799	(405,139)
Net assets
Beginning of period	140,730,759	141,135,898
End of period	$143,402,558	$140,730,759
Share activity
Shares outstanding
Beginning of period	12,093,752	12,151,242
Shares repurchased	—	(57,490)
End of period	12,093,752	12,093,752

[1]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
30	JOHN HANCOCK Diversified Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	6-30-25[1]	12-31-24	12-31-23	12-31-22	12-31-21	12-31-20
Per share operating performance
Net asset value, beginning of period	$11.64	$11.61	$11.73	$13.04	$12.76	$14.85
Net investment income[2]	0.34	0.52	0.51	0.56	0.53	0.39
Net realized and unrealized gain (loss) on investments	0.38	0.50	0.44	(0.71)	0.91	(1.15)
Total from investment operations	0.72	1.02	0.95	(0.15)	1.44	(0.76)
Less distributions
From net investment income	(0.50)[3]	(0.77)	(0.54)	(0.76)	(0.62)	(0.42)
From tax return of capital	—	(0.23)	(0.54)	(0.40)	(0.54)	(0.91)
Total distributions	(0.50)	(1.00)	(1.08)	(1.16)	(1.16)	(1.33)
Anti-dilutive impact of repurchase plan	—	0.01[4]	0.01[4]	—	—	—
Net asset value, end of period	$11.86	$11.64	$11.61	$11.73	$13.04	$12.76
Per share market value, end of period	$10.58	$10.21	$10.05	$11.50	$13.00	$11.44
Total return at net asset value (%)[5,6]	6.79[7]	10.14	9.53	(0.96)	11.69	(2.99)
Total return at market value (%)[5]	8.61[7]	11.61	(3.21)	(2.68)	24.20	(13.37)
Ratios and supplemental data
Net assets, end of period (in millions)	$143	$141	$141	$144	$159	$156
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26[8]	1.21	1.23	1.17	1.17	1.18
Expenses including reductions	1.25[8]	1.20	1.23	1.16	1.16	1.18
Net investment income	5.79[8]	4.39	4.46	4.52	3.98	3.14
Portfolio turnover (%)	116[9]	197	124	163	120	117

[1]	Six months ended 6-30-25. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
[4]	The repurchase plan was completed at an average repurchase price of $10.09 for 57,490 and $9.51 for 87,303 shares for the periods ended 12-31-24 and 12-31-23, respectively.
[5]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.
[9]	Change in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	31

Notes to financial statements (unaudited)
Note 1—Organization
John Hancock Diversified Income Fund (Formerly John Hancock Hedged Equity & Income Fund) (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Prior to February 10, 2025, John Hancock Diversified Income Fund was known as John Hancock Hedged Equity & Income Fund.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor.  Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a
32	JOHN HANCOCK Diversified Income Fund | SEMIANNUAL REPORT

ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of June 30, 2025, by major security category or type:
	Total value at 6-30-25	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$6,127,875	$2,218,276	$3,909,599	—
Consumer discretionary	3,604,595	1,180,749	2,423,846	—
Consumer staples	7,714,481	4,994,357	2,720,124	—
Energy	4,499,164	3,192,508	1,306,656	—
Financials	20,931,387	8,503,357	12,428,030	—
Health care	5,362,925	4,425,275	937,650	—
Industrials	6,729,470	2,441,571	4,287,899	—
Information technology	12,532,145	7,816,360	4,715,785	—
Materials	3,270,057	1,371,205	1,898,852	—
Real estate	4,088,924	2,419,740	1,669,184	—
Utilities	8,291,217	670,117	7,621,100	—
SEMIANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	33

	Total value at 6-30-25	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Preferred securities	$1,166,146	—	$1,166,146	—
U.S. Government and Agency obligations	318,665	—	318,665	—
Foreign government obligations	1,090,810	—	1,090,810	—
Corporate bonds	23,892,201	—	23,892,201	—
Convertible bonds	455,304	—	455,304	—
Term loans	532,730	—	532,730	—
Collateralized mortgage obligations	14,005,125	—	13,905,125	$100,000
Asset-backed securities	8,836,790	—	8,836,790	—
Escrow certificates	—	—	—	—
Short-term investments	8,300,000	—	8,300,000	—
Total investments in securities	$141,750,011	$39,233,515	$102,416,496	$100,000
Derivatives:
Assets
Futures	$278,082	$278,082	—	—
Forward foreign currency contracts	42,959	—	$42,959	—
Swap contracts	1,097	—	1,097	—
Liabilities
Futures	(9,138)	(9,138)	—	—
Forward foreign currency contracts	(597,646)	—	(597,646)	—
Swap contracts	(1,199)	—	(1,199)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Mortgage and asset-backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before
34	JOHN HANCOCK Diversified Income Fund | SEMIANNUAL REPORT

its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.  The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g., FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access
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programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2024, the fund has a short-term capital loss carryforward of $10,270,514 available to offset future net realized capital gains. This carryforward does not expire.
As of December 31, 2024, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.2500 per share, which will be paid quarterly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly pursuant to the Managed Distribution Plan described above. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, if any, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders.
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Capital accounts within the financial statements are adjusted for permanent book-tax differences at fiscal year end. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, derivative transactions, capital gains tax and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is included in Receivable/Payable for centrally-cleared swaps in the Statement of assets and liabilities. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
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Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the six months ended June 30, 2025, the fund used futures contracts to manage against changes in certain securities markets and to gain exposure to certain securities markets.. The fund held futures contracts with USD notional values ranging from $14.4 million to $39.8 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the six months ended June 30, 2025, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $25.8 million to $32.1 million, as measured at each quarter end.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
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Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Buyer
During the six months ended June 30, 2025, the fund used credit default swap contracts as the buyer to manage against potential credit events.. The fund held credit default swaps with total USD notional amounts ranging up to $400,000, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at June 30, 2025 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$24,021	$(9,138)
Equity	Receivable/payable for futures variation margin[1]	Futures	254,061	—
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	42,959	(597,646)
Credit	Swap contracts, at value[2]	Credit default swaps	1,097	(1,199)
			$322,138	$(607,983)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of the Fund’s investments. Only the period end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
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Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2025:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$(5,287)	—	—	$(5,287)
Currency	—	$(1,127,820)	—	(1,127,820)
Credit	—	—	$1,154	1,154
Equity	(1,522,143)	—	—	(1,522,143)
Total	$(1,527,430)	$(1,127,820)	$1,154	$(2,654,096)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2025:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$14,883	—	—	$14,883
Currency	—	$(1,253,499)	—	(1,253,499)
Credit	—	—	$(386)	(386)
Equity	140,077	—	—	140,077
Total	$154,960	$(1,253,499)	$(386)	$(1,098,925)
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.95% of the fund’s average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate managed assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended June 30, 2025, this waiver amounted to 0.01% of the fund’s
40	JOHN HANCOCK Diversified Income Fund | SEMIANNUAL REPORT

average daily net assets, on an annualized basis. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $5,859 for the six months ended June 30, 2025.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended June 30, 2025, were equivalent to a net annual effective rate of 0.94% of the fund’s average daily managed assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the six months ended June 30, 2025, amounted to an annual rate of 0.02% of the fund’s average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 6, 2011, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2025 and December 31, 2025, up to 10% of its outstanding common shares as of December 31, 2024. The share repurchase plan will remain in effect between January 1, 2025 and December 31, 2025.
During the six months ended June 30, 2025, the fund had no activity under the repurchase program. During the year ended December 31, 2024, the fund repurchased 0.47% of common shares. The weighted average discount per share on the repurchase amounted to 13.89% for the year ended December 31, 2024.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $156,600,783 and $168,180,996, respectively, for the six months ended June 30, 2025. Purchases and sales of U.S. Treasury obligations aggregated $723,486 and $415,786, respectively, for the six months ended June 30, 2025.
Note 8—Segment reporting
The management committee of the Advisor acts as the fund’s chief operating decision maker (the CODM), assessing performance and making decisions about resource allocation. The fund represents a single operating segment, as the CODM monitors and assesses the operating results of the fund as a whole, and the fund’s long-term strategic asset allocation is managed in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the portfolio management team of the fund’s subadvisor. Segment assets are reflected in the Statement of assets and liabilities as “Total assets”, which consists primarily of total investments at value. The financial information, including the measurement of profit and loss and significant expenses, provided to and reviewed by the CODM is consistent with that presented within the Statement of operations, which includes “Increase (decrease) in net assets from operations”, Statements of changes in net assets, which includes “Increase (decrease) in net assets from fund share transactions”, and Financial highlights, which includes total return and income and expense ratios.
SEMIANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	41

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
Principal Investment Strategies
Under normal circumstances, the fund will invest at least 25% of its net assets(assets plus borrowings for investment purposes) in equity and equity-relatedsecurities and at least 25% in fixed income securities and fixed-income relatedinstruments. Equity and equity-related securities, including common stock,preferred stock, depositary receipts (including American Depositary Receipts andGlobal Depositary Receipts), index-related securities (including exchange tradedfunds (“ETFs”), options on equity securities and equity indexes, real estateinvestment structures (including real estate investment trusts (“REITs”)),convertible securities, private placements, convertible preferred stock, rights,warrants, derivatives linked to equity securities or indexes and other similar equityequivalents. The fund may invest in listed and unlisted domestic and foreign equityand equity-related securities or instruments. These equity and equity-relatedinstruments may include equity securities of, or derivatives linked to, foreignissuers and indexes (including emerging market issuers or indexes). The equityportfolio is expected to be broadly diversified, generally fully invested, and seeksto identify opportunities across all market capitalization ranges, industries andsectors required to help achieve the fund’s long-term return and income objectives.
Fixed-income securities and fixed-income related instruments may include noninvestmentgrade (“high yield” or “junk bond”) instruments. Fixed-income related securities may include, but are not limited to, instruments such as: swaps, futures, forwards, options, mortgages, and bank loans. The fund may invest in foreign issuers and foreign-currency securities without any limitation. The fund may also invest in derivatives such as futures contracts and foreign currency forward contracts.
The manager may also take into consideration environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended December 31, 2024, the fund’s aggregate distributions included a return of capital of $0.23 per share, or 22.60% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
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Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of the fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the Advisor, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its NAV. A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options and swaps. Foreign currency forward contracts, futures contracts and
SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	43

options and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
44	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the six months ended June 30, 2025, distributions from net investment income totaling $0.5000 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions[1]
March 31, 2025	$0.2500
June 30, 2025	0.2500
Total	$0.5000

1A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	45

SHAREHOLDER MEETING

The fund held its Annual Meeting of Shareholders on Tuesday, February 18, 2025. The following proposal was considered by the shareholders:
THE PROPOSAL PASSED ON FEBRUARY 18, 2025
PROPOSAL: To elect two (2) Trustees (William K. Bacic and Thomas R. Wright) to each serve for a two-year term ending at the 2027 Annual Meeting of Shareholders and to elect (3) Trustees (Dean C. Garfield, Deborah C. Jackson, and Andrew G. Arnott) to each serve for a three-year term ending at the 2028 Annual Meeting of Shareholders:
	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
William K. Bacic	9,574,456.530	626,468.000
Dean C. Garfield	9,565,988.530	634,936.000
Deborah C. Jackson	9,566,382.530	634,542.000
Thomas R. Wright	9,574,556.530	626,368.000

Non-Independent Trustee(s)
Andrew G. Arnott	9,565,880.530	635,044.000
Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election were: James R. Boyle, William H. Cunningham, Noni L. Ellison, Grace K. Fey, Paul Lorentz, Hassell H. McClellan, and Frances G. Rathke
46	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Diversified Income Fund (formerly, John Hancock Hedged Equity & Income Fund) (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-26, 2025 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the meeting held on May 27-29, 2025. The Trustees who are not "interested persons" of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At meetings held on June 23-26, 2025, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board  considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board was assisted by counsel for the fund and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	47

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity risk management programs, derivatives risk management programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risk with respect to all funds.
The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
48	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the fund’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor’s analysis of the fund’s performance; and
(e)	considered the fund’s share performance and premium/discount information.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the three-year period ended December 31, 2024 and underperformed its benchmark index for the one-, five- and ten-year periods ended December 31, 2024. The Board also noted that, based on its net asset value, the fund outperformed its peer group median for the one- and three-year periods ended December 31, 2024, underperformed for the ten-year period ended December 31, 2024 and performed in line for the five-year period ended December 31, 2024. The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index for the one-, five- and ten-year periods and relative to its peer group median for the ten-year period.  The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.
SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	49

The Board noted that net management fees for the fund are lower than the peer group median and that net total expenses for the fund are lower than the peer group median. The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the fund, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(g)	noted that the subadvisory fees for the fund are paid by the Advisor and is negotiated at arm’s length;
(h)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
50	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.
The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the fund’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of
SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	51

orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement.
***
52	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
SEMIANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	53

More information
Trustees
Hassell H. McClellan, Chairperson
Deborah C. Jackson, Vice Chairperson
Andrew G. Arnott†
William K. Bacic#,π
James R. Boyle
William H. Cunningham*
Noni L. Ellison
Kristie M. Feinberg§
Grace K. Fey
Dean C. Garfield
Frances G. Rathke*
Thomas R. Wright#
Officers
Kristie M. Feinberg
President (Chief Executive Officer and Principal Executive Officer)
Fernando A. Silva‡
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Robert J. Isch, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: HEQ

† Non-Independent Trustee
# Appointed to serve as Trustee effective August 1, 2024.
π Member of the Audit Committee as of September 24, 2024.
* Member of the Audit Committee
§ Appointed as Non-Independent Trustee effective as of June 30, 2025
‡ Effective July 1, 2024.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
54	JOHN HANCOCK DIVERSIFIED INCOME FUND | SEMIANNUAL REPORT

John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.
MF4618610	P15SA 6/25
8/25

ITEM 2. CODE OF ETHICS.

Item is not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Item is not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item is not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Item is not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Refer to information included in Item 1.

(b)Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURE FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT. Information included in Item 1, if applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item is not applicable at this time.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)Item is not applicable at this time

(b)Item is not applicable at this time

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)REGISTRANT PURCHASES OF EQUITY SECURITIES

	Total
	number of		Total number of shares	Maximum number of shares that
	shares		purchased as part of publicly	may yet be purchased under the
Period	purchased	Average price per share	announced plans*	plans*
Jan-25	-	-	-	1,209,375
Feb-25	-	-	-	1,209,375
Mar-25	-	-	-	1,209,375
Apr-25	-	-	-	1,209,375
May-25	-	-	-	1,209,375
Jun-25	-	-	-	1,209,375
Total	-	-	-

*In December 2011, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2024. The current plan is in effect between January 1, 2025 and December 31, 2025.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Diversified Income Fund (formerly John Hancock Hedged Equity & Income Fund)

By:

/s/ Kristie M. Feinberg

Kristie M. Feinberg

President,

Principal Executive Officer

Date: August 12, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Kristie M. Feinberg

Kristie M. Feinberg

President,

Principal Executive Officer

Date: August 12, 2025

By:

/s/ Fernando A. Silva

Fernando A. Silva

Chief Financial Officer,

Principal Financial Officer

Date: August 12, 2025